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                                                                    EXHIBIT 99.3

FOR IMMEDIATE DISTRIBUTION


CONTACT:          Corporate Communications
                  404-715-2554

                  Investor Relations
                  404-715-6679

           DELTA AIR LINES RECEIVES COURT APPROVAL FOR INTERIM ORDERS
  ORDERS ENABLE DELTA TO CONTINUE EMPLOYEE PAY AND BENEFITS, CUSTOMER PROGRAMS,
     FUEL CONTRACTS AND INTERLINE AGREEMENTS, AMONG OTHER ESSENTIAL RELIEF

ATLANTA, Sept. 14, 2005 - Delta Air Lines (NYSE: DAL) has announced that Judge Prudence C. Beatty of the U.S. Bankruptcy Court for the Southern District of New York has entered a series of interim orders that will help facilitate Delta's normal operations until the Court rules on the Company's first day motions. A hearing on the first day motions is scheduled to begin at 2 p.m. on Thursday, Sept. 15, 2005, in New York.

Delta received interim authorization to, among other things:

o Provide employee wages, health care coverage, vacation, sick leave and similar benefits without interruption;

o Honor tickets and reservations and provide refunds and exchanges as usual;

o       Maintain the SkyMiles program and other customer service programs;

o Pay for fuel under existing fuel supply contracts, and honor existing fuel supply, pipeline and storage fuel contracts, into-plane service contracts and other fuel service arrangements;

o Assume interline agreements, clearinghouse agreements, Airline Reporting Corporation (ARC) agreements, billing and settlement plan agreements, cargo agreements, and the Universal Air Travel Plan (UATP) agreement;

o Pay pre-petition obligations owed to creditors who have provided goods and services in foreign countries; and

o Continue to use existing cash management systems and maintain existing bank accounts.

"We are gratified that the Court has granted our request for immediate approval of certain key motions that allow Delta to continue normal operations," said Edward Bastian, Delta's Chief Financial Officer. "This action ensures a smooth beginning of our Chapter 11 reorganization and is an important step in the continuing transformation of our airline."

Delta and its subsidiaries filed to reorganize under Chapter 11 on Sept. 14, 2005, in the U.S. Bankruptcy Court for the Southern District of New York. The case number is 05-17923-PCB. More information about Delta's Chapter 11 filing is available on the Internet at delta.com/restructure. The Interim Orders and other First Day Motions are available online at deltadocket.com.



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Delta Air Lines is the world's second-largest airline in terms of passengers carried and the leading U.S. carrier across the Atlantic, offering daily flights to 502 destinations in 88 countries on Delta, Song, Delta Shuttle, the Delta Connection carriers and its worldwide partners. Delta's marketing alliances allow customers to earn and redeem frequent flier miles on more than 14,000 flights offered by SkyTeam and other partners. Delta is a founding member of SkyTeam, a global airline alliance that provides customers with extensive worldwide destinations, flights and services. Customers can check in for flights, print boarding passes and check flight status at delta.com.

STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS REGARDING DELTA'S ESTIMATES, BELIEFS, EXPECTATIONS, INTENTIONS, STRATEGIES OR PROJECTIONS, MAY BE "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ESTIMATES, BELIEFS, EXPECTATIONS, INTENTIONS, STRATEGIES AND PROJECTIONS REFLECTED IN OR SUGGESTED BY THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, OUR ABILITY TO MAINTAIN ADEQUATE LIQUIDITY, THE POSSIBLE IMPOSITION OF A SIGNIFICANT RESERVE OR HOLDBACK UNDER OUR CREDIT CARD PROCESSING AGREEMENTS, OUR ABILITY TO COMPLY WITH FINANCIAL COVENANTS IN OUR LOAN AGREEMENTS, OUR DEBT AND PENSION PLAN FUNDING OBLIGATIONS, THE COST OF AIRCRAFT FUEL, PILOT EARLY RETIREMENTS, THE EFFECT OF CREDIT RATINGS DOWNGRADES, INTERRUPTIONS OR DISRUPTIONS IN SERVICE AT ONE OF OUR HUB AIRPORTS, OUR INCREASING DEPENDENCE ON TECHNOLOGY IN OUR OPERATIONS, LABOR ISSUES, RESTRUCTURINGS BY COMPETITORS, THE EFFECTS OF TERRORIST ATTACKS AND COMPETITIVE CONDITIONS IN THE AIRLINE INDUSTRY. ADDITIONAL INFORMATION CONCERNING RISKS AND UNCERTAINTIES THAT COULD CAUSE DIFFERENCES BETWEEN ACTUAL RESULTS AND FORWARD-LOOKING STATEMENTS IS CONTAINED IN DELTA'S SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING ITS FORM 10-Q, FILED WITH THE COMMISSION ON AUGUST 15, 2005. CAUTION SHOULD BE TAKEN NOT TO PLACE UNDUE RELIANCE ON DELTA'S FORWARD-LOOKING STATEMENTS, WHICH REPRESENT DELTA'S VIEWS ONLY AS OF SEPTEMBER 14, 2005, AND WHICH DELTA HAS NO CURRENT INTENTION TO UPDATE.